                                                                     EXHIBIT 4.1

                                                          COMMON STOCK

                              [HPL LOGO]
         INCORPORATED UNDER THE LAWS OF THE STATE OF DELAWARE

                                    SEE REVERSE FOR CERTAIN DEFINITIONS

                                           CUSIP 40426C 10 5

THIS CERTIFIES THAT                                     IS THE OWNER OF

FULLY PAID AND NON-ASSESSABLE SHARES OF THE PAR VALUE OF $.001 EACH OF
                          THE COMMON STOCK OF

                        HPL TECHNOLOGIES, INC.

    transferable on the books of the Corporation by the holder hereof in person or by duly authorized attorney on surrender of this certificate properly endorsed. This certificate is not valid unless countersigned by the Transfer Agent and Registrar.

    WITNESS the facsimile seal of the Corporation and the facsimile signatures of its duly authorized officers.

Dated:

SECRETARY                                        CHAIRMAN OF THE BOARD

COUNTERSIGNED AND REGISTERED:
US Stock Transfer Corp.
(New York, New York)                                Transfer Agent and Registrar

By:

                                                            Authorized Signature
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    The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM     --     AS TENANTS IN COMMON             UNIF GIFT MIN ACT--        ..................... CUSTODIAN .....................
                                                                               (CUST)                   (MINOR)
TEN ENT     --     AS TENANTS BY THE ENTIRETIES                                  UNDER UNIFORM GIFTS TO MINORS
JT TEN      --     AS JOINT TENANTS WITH RIGHT OF
                   SURVIVORSHIP AND NOT AS TENANTS                             ACT.............................................
                   IN COMMON                                                                (STATE)

    Additional abbreviations may also be used though not in the above list.

For value received, _______ hereby sell, assign and transfer unto

          PLEASE INSERT SOCIAL SECURITY OR OTHER
              IDENTIFYING NUMBER OF ASSIGNEE
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

________________________________________________________________________________
    PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS INCLUDING POSTAL ZIP CODE OF
                                   ASSIGNEE.
________________________________________________________________________________
________________________________________________________________________________
_________________________________________________________________________ Shares
of the common stock represented by the within Certificate, and do hereby irrevocably constitute and appoint _______________________________________________________________________ Attorney
to transfer the said stock on the books of the within named Corporation with full power of substitution in the premises.

Dated              _____________________________________________________________
                   _____________________________________________________________
                                       NOTICE:  THE SIGNATURE TO THIS ASSIGNMENT
                                       MUST CORRESPOND WITH THE NAME AS WRITTEN
                                       UPON THE FACE OF THE CERTIFICATE, IN
                                       EVERY PARTICULAR, WITHOUT ALTERATION OR
                                       ENLARGEMENT, OR ANY CHANGE WHATEVER.

SIGNATURE GUARANTEED